Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Mark Kucher, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amended Annual Report of Battle Mountain Gold Exploration Corp. on Form 10-KSB/A-3 for the annual period ended December 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB/A-3 fairly presents in all material respects the financial condition and results of operations of Battle Mountain Gold Exploration Corp.

Date:  October 3, 2006

                                             By:/s/  Mark  Kucher
                                                ------------------
                                                Mark Kucher
                                                Chief Financial  Officer

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